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                                                                   EXHIBIT 10.18


                           CONSENT AND AMENDMENT NO. 4

                                       TO

                           LOAN AND SECURITY AGREEMENT

          THIS CONSENT AND AMENDMENT NO. 4 ("Amendment") is entered into as of June 7, 1999, by and among Let's Talk Cellular & Wireless, Inc., a corporation organized under the laws of the State of Florida ("LTC"), Telephone Warehouse, Inc., a corporation organized under the laws of the State of Delaware ("TWI"), Cellular Warehouse Inc., a corporation organized under the laws of the State of Georgia ("CWI"), Cellular USA, a corporation organized under the laws of the State of Nevada ("USA") and Sosebee Enterprises, Inc., a corporation organized under the laws of the State of Georgia ("SEI") (LTC, TWI, CWI, USA, SEI and NCI, each a "Borrower" and jointly and severally, the "Borrowers"), the undersigned financial institutions (each, a "Lender" and collectively, the "Lenders") and The Chase Manhattan Bank, a corporation organized under the laws of the State of New York ("Chase") as agent for Lenders (Chase in such capacity, the "Agent").

                                   BACKGROUND

          Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of April 2, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

          Borrowers have requested that Agent and Lenders amend certain provisions of the Loan Agreement and consent to Borrowers' use of certain proceeds to purchase additional Inventory and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

          NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

          2. CONSENT. Agent and Lenders hereby consent to the use by Borrowers of the proceeds of (1) the sale by National Cellular Incorporated ("NCI") of certain of its inventory and other assets to National Cellular Investors, L.P. on or about March 22, 1999 and (ii) the sale by LTC of certain of its store leases, furniture, improvements, fixtures and other assets at such store locations for the purchase of additional Inventory.

          3. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:


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                   (a) The following defined terms are added to Section 1.2 of the Loan Agreement in their appropriate alphabetical order:

                   "AMENDMENT NO. 4" shall mean Amendment No. 4 to this Agreement dated as of June , 1999.

                   "AMENDMENT NO. 4 EFFECTIVE DATE" shall mean the date on which all of the conditions precedent contained in Section 4 of Amendment No. 4 shall have been satisfied.

                   (b) Section 2.1 (y)(ii)(B) of the Loan Agreement is hereby amended in its entirety to provide as follows:

                            "(B) (a) $6,500,000 for the period beginning on April 30, 1999 and ending on June 29, 1999, (b) $6,750,000 for the period beginning June 30, 1999 and ending on July 30, 1999, (c) $7,000,000 for the period beginning July 31, 1999 and ending on August 30, 1999, (d) $7,500,00 for the period beginning August 31, 1999 and ending on December 30, 1999 and (e) $6,000,000 from and after December 31, 1999."

                   (c) Section 2.2(h) of the Loan Agreement is amended in its entirety to provide as follows:

                   "2.2(h) REDUCTION PERIOD. Borrowers shall reduce all outstanding Revolving Advances to not more than $9,000,000 and not permit outstanding Revolving Advances to be more than $9,000,000 for the period of March 1, 2000 through and including April 15, 2000."

                   (d) The second sentence of Section 9.2 of the Loan Agreement is hereby amended by adding the following at the end thereof:

                   "including, without limitation, a reconciliation of all sums remitted to H.I.G. Capital LLC ("HIGLLC") with respect to Receivables sold or transferred by LTC to HIGLLC pursuant to an Assignment of Account Receivables dated this date between LTC and HIGLLC ("Assignment Agreement")."

          4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (1) four (4) copies of this Amendment executed by each Borrower and each Lender, (ii) a non-refundable waiver and amendment fee in the amount of $50,000 and all legal fees, (iii) a duly executed copy of each of the Assignment Agreement in form and substance satisfactory to Agent and the Agreement dated this date among Agent, Lenders, LTC and HIGLLC in form and substance satisfactory to Agent, Lenders and their counsel and (iv) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent, Lenders or their


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counsel, each of which shall be in form and substance satisfactory to Agent,
Lenders and their counsel.

          5. CONSULTANTS. Borrowers agree to pay Agent for all costs incurred by Agent in arranging for a consultant to meet with management of Borrowers and all costs incurred by consultant in connection with assessing and reviewing Borrowers' operating budget for fiscal 2000.

          6. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

                   (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                   (b) Upon the effectiveness of this Amendment, Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                   (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                   (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

          7. EFFECT ON THE LOAN AGREEMENT.

                   (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                   (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                   (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

          8. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.


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          9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          10. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                     LET'S TALK CELLULAR & WIRELESS, INC.

                                     By: /s/ Daniel Cammarata
                                        ---------------------------------
                                         Name:  DANIEL CAMMARATA
                                         Title: Chief Financial Officer


                                     TELEPHONE WAREHOUSE, INC.

                                     By: /s/ Daniel Cammarata
                                        ---------------------------------
                                         Name:  DANIEL CAMMARATA
                                         Title: Chief Financial Officer

                                     CELLULAR WAREHOUSE, INC.

                                     By: /s/ Daniel Cammarata
                                        ---------------------------------
                                         Name:  DANIEL CAMMARATA
                                         Title: Chief Financial Officer

                                     CELLULAR USA

                                     By: /s/ Daniel Cammarata
                                        ---------------------------------
                                         Name:  DANIEL CAMMARATA
                                         Title: Chief Financial Officer




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                                     SOSEBEE ENTERPRISES, INC.



                                     By: /s/ Daniel Cammarata
                                        ---------------------------------
                                         Name: Daniel Cammarata
                                         Title: Chief Financial Officer



                                     THE CHASE MANHATTAN BANK, as Agent and a
                                     Lender



                                     By: /s/ Paula C. Cummings
                                         ---------------------------------
                                         Name: Paula C. Cummings
                                         Title:  Vice President

                                     Commitment Percentage: 25%



                                     NATIONSBANK, N.A., Lender



                                     By: /s/ Oscar A. Bruni, Jr.
                                        ---------------------------------
                                        Name: Oscar A. Bruni, Jr.
                                        Title: Vice President

                                     Commitment Percentage: 25%



                                    IBJ WHITEHALL BANK & TRUST COMPANY,
                                     Lender



                                     By: /s/ Patricia G. McCormack
                                        ---------------------------------
                                        Name: Patricia G. McCormack
                                        Title: Director

                                     Commitment Percentage: 25%



                                     MERRILL LYNCH BUSINESS FINANCIAL
                                     SERVICES, Lender



                                     By: /s/ Hugh E. Johnson
                                        ---------------------------------
                                        Name: Hugh E. Johnson
                                        Title: Vice President

                                     Commitment Percentage: 25%




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